UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) MAY 4, 2005

                       UNIVERSAL AMERICAN FINANCIAL CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

                 0-11321                                11-2580136
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          (Commission File Number)           (IRS Employer Identification No.)


SIX INTERNATIONAL DRIVE, SUITE 190, RYE BROOK, NEW YORK         10573
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         (Address of Principal Executive Offices)             (Zip Code)

                                 (914) 934-5200
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Universal American Financial Corp. (the "Company") held a conference call on Wednesday, May 4, 2005 to discuss its first quarter 2005 results and other corporate developments. During this call, the company provided earnings guidance for the full year and second quarter of 2005, and provided information regarding the Company's plans and expectations for Part D, the new prescription drug program, among other things. A transcript of the call is attached hereto as
Exhibit 99.1

         The Company also has amended the supplemental financial data in connection with its quarterly earnings release on its website to include quarterly trends. This supplemental financial data, as amended, can be accessed at www.uafc.com (under the heading "Investor Relations; Financial Reports").

ITEM 7.01. REGULATION FD DISCLOSURE.

         The information included in Exhibit 99.1 is incorporated by reference in response to this Item 7.01.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         The attached exhibits may include "forward-looking statements" within the meaning of the Federal securities laws and the Private Securities Litigation Reform Act of 1995, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations, projections of revenue and other financial items, and references to the estimate of the accretion from recent acquisitions. Forward-looking statements can be identified by the use of words such as "prospects," "outlook," "believes," "estimates," "intends," "may," "will," "should," "anticipates," "expects" or "plans," or the negative or other variation of these or similar words, or by discussion of trends and conditions, strategy or risks and uncertainties. Forward-looking statements are inherently subject to risks, trends and uncertainties, many of which are beyond the Company's ability to control or predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

         Important factors that may cause actual results to differ materially from forward-looking statements include, but are not limited to, the risks and uncertainties contained in the Company's filing with the Securities and Exchange Commission, including, without limitation, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Company assumes no obligation to update and supplement any forward-looking statements that may become untrue because of subsequent events, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         UNIVERSAL AMERICAN FINANCIAL CORP.



Date:  May 4, 2005                       By:  /s/ Lisa M. Spivack
                                              ----------------------------------
                                              Name:    Lisa M. Spivack
                                              Title:   Senior Vice President and
                                                       General Counsel

                                  EXHIBIT INDEX


     EXHIBIT NO.         EXHIBIT TITLE
     -----------         -------------

     99.1 Transcript of First Quarter 2005 Earnings Call of Universal American Financial Corp. held on May 4, 2005.